MuniInsured
                                                            Fund, Inc.

                               [GRAPHIC OMITTED]

                                                  STRATEGIC
                                                           Performance

                                                           Annual Report
                                                           September 30, 2000

MuniInsured Fund, Inc.

DEAR SHAREHOLDER

For the year ended September 30, 2000, MuniInsured Fund, Inc. earned $0.462 per share income dividends, which included earned and unpaid dividends of $0.038. This represents a net annualized yield of 4.97%, based on a month-end net asset value of $9.29 per share. During the same period, the Fund's total investment return was +6.53%, based on a change in per share net asset value from $9.27 to $9.29, and assuming reinvestment of $0.462 per share income dividends and $0.020 long-term capital gains distributions.

During the six-month period ended September 30, 2000, the Fund's total investment return was +4.52%, based on a change in per share net asset value from $9.15 to $9.29, and assuming reinvestment of $0.234 per share income dividends.

The Municipal Market Environment

During the six-month period ended September 30, 2000, long-term US Treasury bond yields drifted slightly higher. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still robust, has moderated from 1999's levels. Consensus estimates for the third-quarter US gross domestic product are centered around 3%, well below the 4.8% growth rate of the first-quarter 2000 and second-quarter 2000 gross domestic product of 5.62%. This decline in economic growth suggested to some analysts that the Federal Reserve Board is approaching the end of its current tightening cycle. Given the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgeting surpluses going forward, investor emphasis has remained largely focused on the future shortage of longer-dated maturity US Treasury bonds. By late August, US Treasury bond yields declined more than 15 basis points (0.15%) to 5.66%, their lowest level in over a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising prices were the major factor behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations have been issuing large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%-9% range, and many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened in recent weeks, US bond yields rose. By the end of September, US Treasury bonds rose to 5.88%, an increase of 5 basis points over the last six months.

The six-month period ended September 30, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart. This has largely been a reflection of the continuing reduction in new municipal bond issuance and a moderate increase in investor demand. Thus, for this year, only $141 billion in new long-term tax-exempt bonds was issued, a decline of almost 20% compared to the same period in 1999. Recent issuance has been even more restricted. In September 2000, just over $14 billion in municipal bonds was underwritten, a decline of more than 25% from September 1999 levels.

Recently, investor demand has been stronger, particularly among individual retail investors. Investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early redemptions during June and July. Traditional institutional investors, such as mutual funds, have not played a major role during recent months, as fund flows,

MuniInsured Fund, Inc.                                        September 30, 2000

although slowing, remained negative. However, non-traditional buyers, hedge funds and arbitrageurs, have noticeably increased their activity as may be expected when tax-exempt bond yield ratios exceed 100% of their taxable counterparts as they have in recent weeks. Property/casualty insurers, after being unprofitable for a number of years, have also begun to return to the tax-exempt bond market. During the period, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined more than 15 basis points to end the period at 5.85%.

However, tax-exempt bond yields have generally declined throughout most of this year. Much of the resulting price appreciation has been triggered by the significant improvement in the long-term US Treasury market. While the technical position of the municipal bond market has been very positive this year, it was also positive for most of 1999 when tax-exempt bond yields rose dramatically. From that perspective, it may be too early to become overly positive about the extent to which the municipal bond market can continue to improve. The US Treasury bond market demonstrated on a number of occasions this year that its positive technical backdrop can quickly be subordinated by resurgent domestic economic growth.

Portfolio Strategy

During the six-month period ended September 30, 2000, we continued to restructure the Fund toward a more neutral duration. This restructuring is expected to temper any portfolio volatility in response to long-term interest rate movements. Our emphasis was to increase coupon income through the purchase of securities maturing in the 15-year-20-year range. As tax-exempt bond rates fell during the period, the duration of the Fund declined below a neutral position. Given our generally positive market outlook, the Fund's duration was restored to neutral. During the period, we were able to increase both the coupon income and the overall credit quality of the Fund. At September 30, 2000, 89.6% of the Fund was rated AAA.

Looking forward, we will maintain our fully invested position in order to seek to increase shareholder income. We believe that the Fund's current position offers the opportunity to achieve generous tax-exempt income, while limiting any price volatility.

In Conclusion

We appreciate your ongoing interest in MuniInsured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

November 1, 2000

MuniInsured Fund, Inc.                                        September 30, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P     Moody's         Face
State                 Ratings   Ratings        Amount                            Issue                                      Value
----------------------------------------------------------------------------------------------------------------------------------
Alaska--2.9%            AAA       Aaa          $1,150   Alaska, Energy Authority, Power Revenue Refunding Bonds
                                                        (Bradley Lake), 4th Series, 6% due 7/01/2020 (i)                   $ 1,216
                        NR*       Aaa           1,000   Alaska State Housing Finance Corporation Revenue Refunding
                                                        Bonds, RITR, Series 2, 5.82% due 12/01/2024 (b)(f)(g)(h)               976
----------------------------------------------------------------------------------------------------------------------------------
California--18.5%       AAA       Aaa           1,405   California Educational Facilities Authority Revenue Bonds
                                                        (Loyola Marymount University), 5.90% due 10/01/2021 (b)              1,464
                        AAA       Aaa           1,500   California HFA, Revenue Bonds, Series F, 6% due 8/01/2017 (b)(g)     1,512
                        AAA       Aaa           3,025   California State, GO, 5.375% due 6/01/2026 (d)                       2,981
                        AAA       Aaa           2,130   California State Public Works Board, Lease Revenue Bonds
                                                        (Department of Corrections), Series A, 5.50% due 10/01/2019 (a)      2,166
                        A+        Aa3           2,000   Los Angeles, California, Department of Water and Power,
                                                        Electric Plant Revenue Refunding Bonds, 6.10% due 2/15/2017          2,105
                        NR*       Aaa           1,000   Los Angeles, California, Harbor Department Revenue Bonds, RITR,
                                                        AMT, Series RI-7, 6.595% due 11/01/2026 (b)(f)                       1,110
                        AAA       Aaa             145   Port Oakland, California, Revenue Bonds, AMT, Series K,
                                                        5.75% due 11/01/2021 (d)                                               148
                        NR*       Aaa           1,000   Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                                        Class R, Series K, 6.247% due 11/01/2021 (d)(f)                      1,049
                        AAA       NR*           1,300   San Bernardino County, California, COP, Refunding
                                                        (Medical Center Financing Project), 5.50% due 8/01/2019 (b)          1,308
----------------------------------------------------------------------------------------------------------------------------------
Colorado--4.3%          AA        Aa2           1,500   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                                        Series D-2, 6.90% due 4/01/2029                                      1,634
                        NR*       Aaa           1,000   Colorado Health Facilities Authority, Hospital Revenue
                                                        Refunding Bonds (Poudre Valley Health Care), Series A,
                                                        5.75% due 12/01/2023 (i)                                             1,001
                        A1        NR*             600   Pitkin County, Colorado, IDR, Refunding (Aspen Skiing Company
                                                        Project), VRDN, AMT, Series B, 5.75% due 4/01/2014 (c)                 600
----------------------------------------------------------------------------------------------------------------------------------
Connecticut--2.4%       AAA       Aaa           1,750   Bridgeport, Connecticut, GO, Refunding, Series A,
                                                        5.875% due 7/15/2019 (d)                                             1,797
----------------------------------------------------------------------------------------------------------------------------------
Illinois--13.7%         AAA       Aaa           2,000   Chicago, Illinois, Board of Education, GO (Chicago School Reform),
                                                        5.75% due 12/01/2020 (a)                                             2,014
                        AAA       Aaa           2,000   Chicago, Illinois, GO, Project and Refunding,
                                                        5.25% due 1/01/2028 (d)                                              1,851
                        AAA       Aaa           1,000   Decatur, Illinois, Hospital Revenue Refunding Bonds
                                                        (Decatur Memorial Hospital), Series A, 7.75% due 10/01/2021 (b)      1,047
                        AA        Aa2           1,000   Illinois HDA, Homeowner Mortgage Revenue Bonds,
                                                        Sub-Series D-1, 6.40% due 8/01/2017                                  1,022

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniInsured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes

MuniInsured Fund, Inc.                                        September 30, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P     Moody's         Face
State                 Ratings   Ratings        Amount                            Issue                                      Value
----------------------------------------------------------------------------------------------------------------------------------
Illinois                AAA       Aaa          $3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds
(concluded)                                             (Ingalls Health System Project), 6.25% due 5/15/2024 (b)           $ 3,070
                        AAA       Aaa           1,000   Regional Transportation Authority, Illinois, Revenue Bonds,
                                                        Series C, 7.75% due 6/01/2020 (d)                                    1,263
----------------------------------------------------------------------------------------------------------------------------------
Indiana--3.3%           AAA       Aaa           1,360   Hammond, Indiana, Multi-School Building Corporation, Revenue
                                                        Refunding Bonds, First Mortgage, 6.125% due 7/15/2019 (b)            1,415
                        AAA       NR*           1,000   Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                        Program), Series A, 6.75% due 2/01/2017                              1,088
----------------------------------------------------------------------------------------------------------------------------------
Kansas--3.4%            AAA       Aaa           2,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                        Company Project), 7% due 6/01/2031 (b)                               2,584
----------------------------------------------------------------------------------------------------------------------------------
Kentucky--1.3%          NR*       NR*           1,000   Kentucky Economic Development Finance Authority, Health
                                                        System Revenue Bonds (Norton Healthcare Inc.), Series A,
                                                        6.50% due 10/01/2020                                                   970
----------------------------------------------------------------------------------------------------------------------------------
Louisiana--2.2%         AAA       Aaa           1,500   Louisiana Local Government, Environmental Facilities,
                                                        Community Development Authority Revenue Bonds
                                                        (Capital Projects and Equipment Acquisition), Series A,
                                                        6.30% due 7/01/2030 (a)                                              1,623
----------------------------------------------------------------------------------------------------------------------------------
Maine--0.7%             AA        Aa2             545   Maine State Housing Authority, Mortgage Purchase Revenue Bonds,
                                                        AMT, Series C-2, 6.875% due 11/15/2023                                 564
----------------------------------------------------------------------------------------------------------------------------------
Maryland--1.5%          A1+       VMIG1+        1,100   Maryland State Energy Financing Administration, Solid Waste
                                                        Disposal Revenue Bonds (Cimenteries Project), VRDN, AMT,
                                                        5.75% due 5/01/2035 (c)                                              1,100
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts--2.6%     AAA       Aaa             750   Massachusetts Education Loan Authority, Education Loan
                                                        Revenue Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)        797
                        AAA       Aaa           1,240   Massachusetts State Water Resource Authority, Revenue
                                                        Refunding Bonds, Series D, 5% due 8/01/2024 (b)                      1,119
----------------------------------------------------------------------------------------------------------------------------------
Michigan--1.1%          NR*       VMIG1+          800   Michigan State Strategic Fund, PCR, Refunding (Consumers
                                                        Power Project), VRDN, 5.55% due 4/15/2018 (a)(c)                       800
----------------------------------------------------------------------------------------------------------------------------------
Minnesota--3.9%         NR*       Aaa           2,760   Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds
                                                        (Saint Cloud Hospital Obligation Group), Series A,
                                                        6.25% due 5/01/2020 (i)                                              2,918
----------------------------------------------------------------------------------------------------------------------------------
Nevada--2.5%            AAA       Aaa           2,000   Director of the State of Nevada, Department of Business and
                                                        Industry Revenue Bonds (Las Vegas Monorail Project), 1st Tier,
                                                        5.375% due 1/01/2040 (a)                                             1,854
----------------------------------------------------------------------------------------------------------------------------------
New York--9.7%          AAA       Aaa           1,450   Metropolitan Transportation Authority, New York, Commuter
                                                        Facilities Revenue Bonds, Series A, 6% due 7/01/2016 (d)             1,513
                        AAA       Aaa           1,500   New York City, New York, City Municipal Water Finance Authority,
                                                        Water and Sewer System Revenue Bonds, RITR, Series FR-6,
                                                        5.545% due 6/15/2026 (b)(f)                                          1,508
                                                        New York City, New York, GO:
                        AAA       Aaa           1,295      Series A, 5.50% due 5/15/2026 (d)                                 1,260
                        AAA       Aaa           2,000      Series B, 5.875% due 8/01/2016 (b)                                2,080
                        AAA       Aaa           1,000   New York State Dormitory Authority, Revenue Refunding Bonds
                                                        (Mental Health Services Facilities Improvement), Series D,
                                                        5% due 2/15/2023 (b)                                                   903
----------------------------------------------------------------------------------------------------------------------------------
Oklahoma--1.3%          NR*       Aaa           1,000   Tulsa, Oklahoma, Tulsa Industrial Authority Revenue Bonds
                                                        (University of Tulsa), Series A, 5.375% due 10/01/2031 (b)             947
----------------------------------------------------------------------------------------------------------------------------------
South Carolina--3.3%    NR*       Aaa           2,400   South Carolina Housing Finance and Development Authority,
                                                        Mortgage Revenue Refunding Bonds, AMT, Series A-2,
                                                        6.35% due 7/01/2019 (i)                                              2,489
----------------------------------------------------------------------------------------------------------------------------------

MuniInsured Fund, Inc.                                        September 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P     Moody's         Face
State                 Ratings   Ratings        Amount                            Issue                                      Value
----------------------------------------------------------------------------------------------------------------------------------
Texas--4.9%             AAA       Aaa          $1,150   Brazos River Authority, Texas, Revenue Refunding Bonds
                                                        (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)       $ 1,199
                        AAA       Aaa           1,500   Dallas-Fort Worth, Texas, Regional Airport Revenue Refunding
                                                        Bonds (Joint Dallas-Fort Worth International), AMT,
                                                        5.75% due 11/01/2024 (b)                                             1,479
                        AAA       Aaa           1,000   Houston, Texas, Airport System Revenue Bonds, AMT, Sub-Lien,
                                                        Series A, 6.75% due 7/01/2021 (d)                                    1,031
----------------------------------------------------------------------------------------------------------------------------------
Washington--14.2%       AAA       Aaa           2,000   Port Seattle, Washington, Passenger Facility Charge Revenue
                                                        Bonds, Series A, 5% due 12/01/2023 (b)                               1,795
                        AAA       Aaa           1,000   Port Seattle, Washington, Revenue Bonds, Series A,
                                                        5.50% due 2/01/2026 (b)                                                969
                        AAA       Aaa           1,720   Seattle, Washington, Drain and Wastewater Utility Revenue Bonds,
                                                        5.75% due 11/01/2029 (b)                                             1,713
                        AAA       Aaa           2,000   Seattle, Washington, Water System Revenue Bonds, Series B,
                                                        6% due 7/01/2029 (d)                                                 2,064
                        AAA       Aaa           2,275   Tacoma, Washington, Sewer Revenue Bonds, Series B,
                                                        6.375% due 12/01/2015 (d)                                            2,423
                        NR*       Aaa           1,630   Washington State Housing Finance Commission Revenue Bonds
                                                        (S/F Program), AMT, Series 1A, 6.40% due 12/01/2019 (e)(h)           1,680
----------------------------------------------------------------------------------------------------------------------------------
West Virginia--2.1%     AAA       Aaa           1,500   Harrison County, West Virginia, County Commission for Solid
                                                        Waste Disposal Revenue Bonds (Monongahela Power), AMT,
                                                        Series C, 6.75% due 8/01/2024 (a)                                    1,610
----------------------------------------------------------------------------------------------------------------------------------
Wisconsin--1.5%         AAA       Aaa           1,120   Wisconsin Public Power Inc., Power Supply System Revenue Bonds,
                                                        Series A, 6% due 7/01/2015 (b)                                       1,166
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$74,166)--101.3%                                                                                   75,995
Liabilities in Excess of Other Assets--(1.3%)                                                                                 (970)
                                                                                                                           -------
Net Assets--100.0%                                                                                                         $75,025
                                                                                                                           =======
----------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2000.
(d)   FGIC Insured.
(e)   GNMA Collateralized.
(f) The interest rate is subject to change periodically and is inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2000.
(g)   FHA Insured.
(h)   FNMA Collateralized.
(i)   FSA Insured.
 *    Not Rated.
 +    Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of September 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..................................................               89.6%
AA/Aa ....................................................                7.1
NR (Not Rated) ...........................................                1.3
Other* ...................................................                3.3
--------------------------------------------------------------------------------
* Temporary investments in short-term municipal securities.

MuniInsured Fund, Inc.                                        September 30, 2000

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of September 30, 2000

Assets:              Investments, at value (identified cost--$74,166,352) .......................                     $ 75,994,757
                     Cash .......................................................................                           59,762
                     Interest receivable ........................................................                        1,192,825
                     Prepaid expenses and other assets ..........................................                           28,969
                                                                                                                      ------------
                     Total assets ...............................................................                       77,276,313
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased .....................................................    $  2,076,820
                       Dividends to shareholders ................................................          42,596
                       Investment adviser .......................................................          27,859        2,147,275
                                                                                                     ------------
                     Accrued expenses and other liabilities .....................................                          104,082
                                                                                                                      ------------
                     Total liabilities ..........................................................                        2,251,357
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets .................................................................                     $ 75,024,956
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------
Capital:             Common Stock, par value $.10 per share; 150,000,000 shares authorized;
                     8,079,388 shares issued and outstanding ....................................                     $    807,939
                     Paid-in capital in excess of par ...........................................                       74,515,276
                     Undistributed investment income--net .......................................                          315,632
                     Accumulated realized capital losses on investments--net ....................                       (1,958,302)
                     Accumulated distributions in excess of realized capital gains on
                     investments--net ...........................................................                         (483,994)
                     Unrealized appreciation on investments--net ................................                        1,828,405
                                                                                                                      ------------
                     Total capital--Equivalent to $9.29 net asset value per share of
                     Common Stock (market price--$8.1875) .......................................                     $ 75,024,956
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statement of Operations for the Year Ended September 30, 2000

Investment Income:   Interest and amortization of premium and discount earned ...................                     $  4,327,648
----------------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees ...................................................    $    368,843
                     Professional fees ..........................................................          53,778
                     Accounting services ........................................................          40,296
                     Transfer agent fees ........................................................          39,425
                     Directors' fees and expenses ...............................................          25,334
                     Printing and shareholder reports ...........................................          19,858
                     Listing fees ...............................................................          13,125
                     Custodian fees .............................................................           6,689
                     Pricing fees ...............................................................           6,474
                     Other ......................................................................          12,517
                                                                                                     ------------
                     Total expenses .............................................................                          586,339
                                                                                                                      ------------
                     Investment income--net .....................................................                        3,741,309
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
Realized &           Realized loss on investments--net ..........................................                       (1,958,173)
Unrealized Gain      Change in unrealized appreciation/depreciation on investments--net .........                        2,247,709
(Loss) on                                                                                                             ------------
Investments--Net:    Net Increase in Net Assets Resulting from Operations .......................                     $  4,030,845
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                        September 30, 2000

FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets

                                                                                                     For the Year Ended Sept. 30,
                                                                                                     -----------------------------
Increase (Decrease) in Net Assets:                                                                        2000             1999
----------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .....................................................    $  3,741,309     $  3,784,514
                     Realized gain (loss) on investments--net ...................................      (1,958,173)         770,017
                     Change in unrealized appreciation/depreciation on investments--net .........       2,247,709       (7,605,314)
                                                                                                     ------------     ------------
                     Net increase (decrease) in net assets resulting from operations ............       4,030,845       (3,050,783)
                                                                                                     ------------     ------------
----------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net .....................................................      (3,730,754)      (3,813,859)
Distributions to     Realized gain on investments--net ..........................................              --       (1,181,313)
Shareholders:        In excess of realized gain on investments--net .............................        (158,897)        (325,097)
                                                                                                     ------------     ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ............................................................      (3,889,651)      (5,320,269)
                                                                                                     ------------     ------------
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets ....................................         141,194       (8,371,052)
                     Beginning of year ..........................................................      74,883,762       83,254,814
                                                                                                     ------------     ------------
                     End of year* ...............................................................    $ 75,024,956     $ 74,883,762
                                                                                                     ============     ============
----------------------------------------------------------------------------------------------------------------------------------
                     *Undistributed investment income--net ......................................    $    315,632     $    304,948
                                                                                                     ============     ============
----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Financial Highlights

The following per share data and ratios have been derived                                       For the Year Ended
from information provided in the financial statements.                                             September 30,
                                                                           --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                       2000         1999       1998        1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .............      $   9.27     $  10.30   $  10.02     $   9.77   $   9.64
Operating                                                                  --------     --------   --------     --------   --------
Performance:         Investment income--net .........................           .46          .47        .50          .51        .51
                     Realized and unrealized gain (loss) on
                     investments--net ...............................           .04         (.84)       .43          .31        .13
                                                                           --------     --------   --------     --------   --------
                     Total from investment operations ...............           .50         (.37)       .93          .82        .64
                                                                           --------     --------   --------     --------   --------
                     Less dividends and distributions:
                       Investment income--net .......................          (.46)        (.47)      (.50)        (.51)      (.51)
                       Realized gain on investments--net ............            --         (.15)      (.15)        (.06)        --
                       In excess of realized gain on investments--net          (.02)        (.04)        --           --         --
                                                                           --------     --------   --------     --------   --------
                     Total dividends and distributions ..............          (.48)        (.66)      (.65)        (.57)      (.51)
                                                                           --------     --------   --------     --------   --------
                     Net asset value, end of year ...................      $   9.29     $   9.27   $  10.30     $  10.02   $   9.77
                                                                           ========     ========   ========     ========   ========
                     Market price per share, end of year ............      $ 8.1875     $   8.00   $ 9.8125     $   9.50   $   8.75
                                                                           ========     ========   ========     ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ................          8.79%      (12.58%)    10.55%       15.73%      5.91%
Return:*                                                                   ========     ========   ========     ========   ========
                     Based on net asset value per share .............          6.53%       (3.49%)    10.02%        9.33%      7.34%
                                                                           ========     ========   ========     ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .......................................           .79%         .78%       .77%         .78%       .78%
Net Assets:                                                                ========     ========   ========     ========   ========
                     Investment income--net .........................          5.06%        4.74%      4.96%        5.15%      5.15%
                                                                           ========     ========   ========     ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) .........      $ 75,025     $ 74,884   $ 83,255     $ 80,963   $ 78,916
Data:                                                                      ========     ========   ========     ========   ========
                     Portfolio turnover .............................         71.12%       71.48%     53.14%       73.22%     94.61%
                                                                           ========     ========   ========     ========   ========
-----------------------------------------------------------------------------------------------------------------------------------

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                        September 30, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniInsured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and related options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $129 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2000 were $52,942,123 and $49,587,323, respectively.

Net realized losses for the year ended September 30, 2000 and net unrealized gains as of September 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                    Realized         Unrealized
                                                     Losses             Gains
--------------------------------------------------------------------------------
Long-term investments ....................        $(1,712,604)        $1,828,405
Financial futures contracts ..............           (245,569)                --
                                                  -----------         ----------
Total ....................................        $(1,958,173)        $1,828,405
                                                  ===========         ==========
--------------------------------------------------------------------------------

As of September 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,828,405, of which $2,159,946 related to appreciated securities and $331,541 related to depreciated securities. The aggregate cost of investments at September 30, 2000 for Federal income tax purposes was $74,166,352.

4. Common Stock Transactions:

At September 30, 2000, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the years ended September 30, 2000 and September 30, 1999 remained constant.

5. Capital Loss Carryforward:

At September 30, 2000, the Fund had a net capital loss carryforward of approximately $853,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On October 6, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.037808 per share, payable on October 30, 2000 to shareholders of record as of October 17, 2000.

MuniInsured Fund, Inc.                                        September 30, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniInsured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniInsured Fund, Inc. as of September 30, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniInsured Fund, Inc. as of September 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 3, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniInsured Fund, Inc. during its taxable year ended September 30, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the Fund distributed $.019667 per share of long-term capital gains, payable on December 30, 1999 to shareholders of record as of December 23, 1999. The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.

MuniInsured Fund, Inc.                                        September 30, 2000

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian

State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101
(617) 328-5000

ASE Symbol

MIF

MuniInsured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniInsured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniInsured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10662--9/00

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